LAZARD RETIREMENT SERIES
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                  ----------
                  PROSPECTUS
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                  September 30, 2005



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                  Lazard Retirement International Strategic Equity Portfolio

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         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS
         NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
================================================================================
                              PAGE

                              --------------------------------------------------
                               1  OVERVIEW
                              --------------------------------------------------

CAREFULLY REVIEW THIS         --------------------------------------------------
IMPORTANT SECTION FOR          3  INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN
INFORMATION ON THE                AND EXPENSES
PORTFOLIO'S INVESTMENT        --------------------------------------------------
OBJECTIVE, STRATEGIES,
RISKS, PAST PERFORMANCE
AND FEES.                      3  Lazard Retirement International Strategic
                                  Equity Portfolio

REVIEW THIS SECTION FOR       --------------------------------------------------
DETAILS ON THE PEOPLE AND      6  FUND MANAGEMENT
ORGANIZATIONS WHO OVERSEE     --------------------------------------------------
THE PORTFOLIO.

                               6 Investment Manager

                               6 Principal Portfolio Managers

                               6 Administrator

                               6 Distributor

                               6 Custodian

REVIEW THIS SECTION FOR       --------------------------------------------------
DETAILS ON HOW SHARES ARE      7 ACCOUNT POLICIES
VALUED, HOW TO PURCHASE AND   --------------------------------------------------
SELL SHARES, RELATED CHARGES
AND PAYMENTS OF DIVIDENDS      7 Buying Shares
AND DISTRIBUTIONS.
                               7 Market Timing/Excessive Trading

                               8 Calculation of Net Asset Value

                               8 Distribution and Servicing Arrangements

                               9 Selling Shares

                               9 Dividends, Distributions and Taxes

                              --------------------------------------------------
                              10 PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
                              --------------------------------------------------

WHERE TO LEARN MORE           --------------------------------------------------
ABOUT THE PORTFOLIO.             BACK COVER
                              --------------------------------------------------

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    LAZARD ASSET MANAGEMENT LLC SERVES AS THE PORTFOLIO'S INVESTMENT MANAGER.
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Lazard Retirement International Strategic Equity Portfolio (the "Portfolio") of
Lazard Retirement Series, Inc. (the "Fund") is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of certain insurance companies (the "Participating Insurance Companies"). Individuals may not purchase Portfolio shares directly from the Fund. The Policies are described in the separate account prospectuses, over which the Fund assumes no responsibility. The investment objective and policies of the Portfolio may be similar to other funds/portfolios managed or advised by Lazard Asset Management LLC (the "Investment Manager"). However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other Lazard fund/portfolio. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants investing in the Portfolio to conflict. The Fund's Board of Directors monitors the Portfolio for any material conflicts and determines what action, if any, should be taken. For information about Eligible Plan investing, call (800) 887-4929.

OVERVIEW
--------------------------------------------------------------------------------

The Portfolios              The Fund consists of nine separate Portfolios, one
                            of which is described in this Prospectus. Because you could lose money by investing in the Portfolio, be sure to read all risk disclosures carefully before investing.

                            The Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days' prior notice of any change with respect to this policy.

                            INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS WILL BE AVAILABLE IN ITS ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).



Who May Want to Invest?     The Portfolio invests primarily in international
                            equity securities, including common stocks, preferred stocks and convertible securities. The
                            Investment Manager seeks to identify undervalued securities and focuses on individual stock selection rather than on general stock market trends.

                            In general, the Investment Manager believes that the securities in which the Portfolio invests have one or more of the following characteristics:

                            o are undervalued relative to their earnings, cash
                              flow or asset values

                            o have an attractive price/value relationship
                              and a catalyst that has the potential to enhance value, such as a change in management or a new product offering

                            o are out of favor due to circumstances which are
                              unlikely to harm the company's franchise or earnings power

                            o have low projected price-to-earnings or
                              price-to-cash flow multiples

                            The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or otherwise falls short of the Investment Manager's expectations.

                            Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though, in theory, they are already undervalued.

                            Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

                            Consider investing in the Portfolio if you are:

                            o pursuing a long-term goal such as retirement

                            o looking to add an international equity component
                              to your investment portfolio

                            o willing to accept the higher risks of
                              investing in the stock market in exchange for potentially higher long-term returns


                            The Portfolio may not be appropriate if you are:

                            o pursuing a short-term goal or investing emergency
                              reserves

                            o uncomfortable with an investment that will
                              fluctuate in value

                            You should be aware that the Portfolio:

                            o is not a bank deposit

                            o is not guaranteed, endorsed or insured by any
                              bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

                            o is not guaranteed to achieve its stated goals

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

-----------------------
LAZARD RETIREMENT
INTERNATIONAL STRATEGIC
EQUITY PORTFOLIO
-----------------------


INVESTMENT OBJECTIVE        The Portfolio seeks long-term capital appreciation.


PRINCIPAL INVESTMENT        The Portfolio invests primarily in equity
STRATEGIES                  securities, principally common stocks, of non-U.S.
                            companies whose principal activities are located in countries represented by the Morgan Stanley Capital
                            International (MSCI(R)) Europe, Australasia and Far
                            East (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio's assets to emerging market countries may vary from time to time. The Portfolio may invest in companies of any size, the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

                            Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Investment Manager currently intends to hold securities of between 25 to 45 different issuers. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment.

                            As of May 2005, the countries represented by the MSCI EAFE Index included: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                            The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions lending portfolio securities.


PRINCIPAL INVESTMENT RISKS  While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

                            The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                            Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio's net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of a larger number of securities.

                            While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to seek to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                            The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

PERFORMANCE BAR CHART       Because the Portfolio had not commenced investment
AND TABLE                   operations prior to the date of this Prospectus, no
                            performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio's average annual returns compare with those of a broad measure of market performance.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price. The accompanying table does not reflect fees or charges imposed by the Participating Insurance Companies under the Policies. If these fees were reflected, fees and charges would be higher than those shown.


ANNUAL PORTFOLIO
OPERATING EXPENSES

--------------------------------------------------------------------------------
Management Fees                                .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                           .25%
--------------------------------------------------------------------------------
Other Expenses*                                .40%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                            1.40%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement**                                .15%
--------------------------------------------------------------------------------
Net Expenses**                                1.25%
--------------------------------------------------------------------------------

* "Other Expenses" are based on estimated amounts for the current fiscal year.

** Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower. The example does not reflect fees or charges imposed by the Participating Insurance Companies under the Policies. If these fees were included, expenses would be higher than those shown.


LAZARD RETIREMENT INTERNATIONAL STRATEGIC
EQUITY PORTFOLIO                                    1 Year        3 Years
--------------------------------------------------------------------------------
                                                     $127          $428
--------------------------------------------------------------------------------

FUND MANAGEMENT
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INVESTMENT MANAGER

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of the Portfolio. The Investment Manager provides day-to-day management of the Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $73 billion as of June 30, 2005. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The Fund has agreed to pay the Investment Manager an investment management fee at an annual rate of .75% of the Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2004, the Portfolio had not commenced operations.

PRINCIPAL PORTFOLIO MANAGERS

The Portfolio is managed on a team basis, with each team member involved at all levels of the investment process. Mark Little, Brian Pessin and John R. Reinsberg are jointly responsible for the day-to-day management of the assets of the Portfolio.


BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS


MARK LITTLE. Mr. Little joined the Investment Manager in 1997 and also is a Director and portfolio manager within Lazard Asset Management Limited, in London. Prior to that time, Mr. Little was affiliated with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.


BRIAN PESSIN. Mr. Pessin, a Director of the Investment Manager and a portfolio manager/analyst, joined the Investment Manager in 1999. Prior to that time, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994 and is a Chartered Financial Analyst Charterholder.


JOHN R. REINSBERG. Mr. Reinsberg, a Deputy Chairman and Head of International and Global Products of the Investment Manager, also oversees the day-to-day operations of the Investment Manager's international equity investment team. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Portfolio is contained in the Fund's Statement of Additional Information ("SAI").

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the Portfolio's administrator.

DISTRIBUTOR

Lazard Asset Management Securities LLC (the "Distributor") acts as distributor for the Fund's shares.

CUSTODIAN

State Street acts as custodian of the Portfolio's investments. State Street may enter into subcustodial arrangements on behalf of the Portfolio for the holding of foreign securities.

ACCOUNT POLICIES
--------------------------------------------------------------------------------


BUYING SHARES

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies. INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying Portfolio shares.

Share purchase orders from separate accounts received in proper form by the Participating Insurance Company on a given business day are priced at the Portfolio's net asset value per share ("NAV") calculated on such day, provided that the order, and Federal Funds in the net amount of such order, are received by the Fund in proper form on the next business day. The Participating Insurance Company is responsible for properly transmitting purchase orders and Federal Funds. The Fund may refuse or restrict purchase requests for Portfolio shares if, in the judgment of the Fund's management, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets).


MARKET TIMING/EXCESSIVE TRADING

The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolio and its investors, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund's Board of Directors has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the securities are principally traded and the time when the Portfolio's net asset value is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The Fund's and the Investment Manager's codes of ethics in respect of personal trading contain limitations on trading in Portfolio shares.

The Portfolio reserves the right to refuse, with or without notice, any purchase request that could adversely affect the Portfolio, its operations or its investors, including those purchase requests from any Participating Insurance Company with respect to any separate account or Policy owner who, in the Fund's view, is likely to engage in excessive trading, market timing or other abusive trading practices. Where, after consultation with the Participating Insurance Company, a particular Policy owner appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that Policy owner. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. Generally, a Policy owner who makes purchases that appear to coincide with a market timing strategy may be deemed to be engaged in excessive trading.

The Fund may delay forwarding redemption proceeds up to seven days if the redeeming account is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolio.

All of the policies described above under "Account Policies--Market Timing/Excessive Trading" apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to the Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. The Fund's ability to monitor, and impose restrictions on, trading in separate accounts may be severely limited due to the lack of access by the Fund or its service providers to information about Policy owners' trading activity within separate accounts. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. See the first paragraph above under "Account Policies--Market Timing/Excessive Trading."


CALCULATION OF NET ASSET VALUE

The Fund will determine the net asset value of Portfolio shares as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). The New York Stock Exchange is closed on certain national holidays listed in the Fund's SAI. The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Portfolio's net asset value is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. The effect of using fair value pricing is that the net asset value of the Portfolio will reflect the affected securities' values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values. Foreign securities may trade on days when the Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.


DISTRIBUTION AND SERVICING ARRANGEMENTS

The Fund has adopted a plan under rule 12b-1 that allows the Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the Portfolio's average daily net assets, for services provided to shareholders. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees may cost shareholders more than paying other types of sales charges.

Participating Insurance Companies may receive payments pursuant to the Fund's 12b-1 plan and/or from the Investment Manager in connection with their offering of Portfolio shares to Policy owners and/or for providing marketing, shareholder servicing, account administration or other services. The receipt of such payments could create an incentive for the Participating Insurance Company to offer the Portfolio instead of other mutual funds where such payments are not received. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying and selling Portfolio shares.


SELLING SHARES

Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE SELL ORDERS DIRECTLY WITH THE FUND. Redemption orders from separate accounts received in proper form by the Participating Insurance Company on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Fund in proper form on the next business day. The Participating Insurance Company is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about selling Portfolio shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends are normally declared and paid annually for the Portfolio, but may be declared and paid more frequently. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.

Dividends and distributions of the Portfolio will be reinvested in additional shares of the Portfolio at net asset value unless instructed otherwise by the relevant Participant Insurance Company. Since the Portfolio's shareholders are the Participating Insurance Companies and their separate accounts, this Prospectus contains no discussion as to the federal income tax consequences to Policy owners. For this information, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Participating Insurance Companies should consult their tax advisers about federal, state and local tax consequences.

PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL STRATEGIC EQUITY COMPOSITE

THIS IS NOT THE PORTFOLIO'S PERFORMANCE


Lazard International Strategic Equity Portfolio has not commenced operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio's investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the "Other Accounts"). The chart below shows the historical investment performance for a composite (the "Fund Related Account Composite") of the Other Accounts and for the Portfolio's benchmark index. The Fund Related Account Composite should not be interpreted as indicative of the Portfolio's future performance.

              Annual Total Returns for the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------

                                          2001                 2002             2003              2004
---------------------------------------------------------------------------------------------------------------------------
FUND RELATED ACCOUNT COMPOSITE           (20.7)%              (8.4)%            37.0%             26.2%
---------------------------------------------------------------------------------------------------------------------------

MSCI EAFE INDEX*                         (21.4)%              (15.9)%           38.6%             20.2%
---------------------------------------------------------------------------------------------------------------------------


                          Average Annual Total Returns
                    (for the periods ended December 31, 2004)

---------------------------------------------------------------------------------------------------------------------------
                                           INCEPTION DATE         ONE YEAR           THREE YEARS        SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
FUND RELATED ACCOUNT COMPOSITE                 10/1/00              26.2%               16.6%                 5.7%
---------------------------------------------------------------------------------------------------------------------------

MSCI EAFE INDEX*                                 N/A                20.2%               11.9%                 1.6%
---------------------------------------------------------------------------------------------------------------------------

THE YEAR-TO-DATE PERFORMANCE FOR THE FUND RELATED ACCOUNT COMPOSITE IS 1.8% THROUGH JUNE 30, 2005.

* MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance within Europe, Australia and the Far East (excluding the U.S. and Canada).

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Code which, if applicable, may have adversely affected the performance of the Fund Related Account Composite. The performance results of the Fund Related Account Composite reflect actual fees charged to the Other Accounts. They do not reflect the estimated fees and expenses to be incurred by the Portfolio, which, if reflected, would have reduced returns.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of the Fund Related Account Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

For more information about the Portfolio, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS (REPORTS):
The Fund's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Portfolio, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS:
The Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio holdings is available in the Fund's SAI.


--------------------------------------------------------------------------------
You can get a free copy of the Reports and the SAI, or request other information and discuss your questions about the Portfolio, by contacting the Fund at:

                         Lazard Retirement Series, Inc.
                              30 Rockefeller Plaza
                         New York, New York 10112-6300
                           Telephone: (800) 887-4929
                            http://www.LazardNet.com
--------------------------------------------------------------------------------

You also can review the Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. For information, call
(202) 942-8090. You can get text-only copies:

               o After paying a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mail request to publicinfo@sec.gov.

               o  Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-08071
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 887-4929

DISTRIBUTOR
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

(C) 2005 Lazard Retirement Series, Inc. and Lazard Asset Management Securities
LLC